                     [DONALDSON, LUFKIN & JENRETTE LETTERHEAD]

FOR IMMEDIATE RELEASE

Contacts:

Media                                                Investors
Catherine M. Conroy                                  Kevin Zuccala
212-892-3275                                         212-892-4693


                 DLJ'S THIRD QUARTER EARNINGS MORE THAN DOUBLE
                      RISING TO A RECORD $1.80 PER SHARE


         New York, NY, October 13, 1997 --- Donaldson, Lufkin & Jenrette, Inc.
<NYSE: DLJ> today reported record net income of $120.3 million, or $1.80 per share on a primary basis, for the third quarter of 1997. The previous record was set in this year's second quarter when DLJ reported net income of $100.2 million. DLJ's third quarter results represent increases of 114 percent and 109 percent, respectively, over the $56.1 million, or $0.86 per share, reported for the comparable quarter a year ago.

         Average return on equity for the quarter was approximately 28 percent and book value at September 30, 1997 was $29.85 per common share.

         DLJ's net income of $306.9 million, or $4.68 per share on a primary basis, for the nine months ended September 30, 1997, surpassed the record $291.3 million, or $4.55 per share, the firm reported for the full year of 1996.

         In the third quarter of 1997, income available for common shares rose 130 percent from the comparable period a year ago to $117.3 million. Fully diluted earnings per share were $1.77 versus $0.84 for the same quarter a year ago.

         John S. Chalsty, Chairman and Chief Executive Officer of Donaldson, Lufkin & Jenrette, said, "These outstanding results underscore the momentum and growth that DLJ has achieved in all of our businesses by adhering to a strategy of recruiting and retaining exceptionally talented individuals who can provide clients with superior information and ideas, and flawless execution of those ideas. DLJ's competitive advantage continues to be the quality of our people."

         Joe L. Roby, DLJ's President and Chief Operating Officer, said, "The performance of our investment banking, merchant banking and real estate banking groups was exceptionally strong during the third quarter. We are particularly pleased with the success we have achieved in building our presence in mergers and acquisitions, where our current market share is dramatically larger than it was last year, and in our continued leadership of the high-yield marketplace. Fee income rose by more than 68 percent and underwriting revenues almost doubled in the third quarter."

         THIRD QUARTER HIGHLIGHTS

         Total revenues for the third quarter of 1997 were a record $1.27 billion or 65 percent greater than the $771 million reported a year ago. Net revenues for the current quarter, or total revenues minus interest expense, rose 67 percent to a record $989 million.

         Revenues from commissions for the third quarter of 1997 rose 38 percent to $178.3 million due primarily to sustained strong volume on the nation's stock exchanges. DLJ and its Pershing correspondent clearing division account for approximately 10 percent of the average daily volume on the New York Stock Exchange.

         Underwriting revenues rose 89 percent to $244.8 million as a result of a stronger new issue calendar in 1997's third quarter compared to the comparable quarter a year ago. For the nine months ended September 30, 1997, DLJ was the number four ranked lead manager of common stock offerings and the number one ranked lead manager of high-yield bond offerings in the United States.

         Fee income, derived primarily from the firm's role as an advisor in merger and acquisition assignments and as a placement agent for private equity funds, surged 68 percent to $209.7 million. For the first nine months of the year, DLJ moved to fifth place from tenth place as an advisor in announced merger and acquisition transactions with U.S. targets.

         Trading gains increased 48 percent to $134.6 million reflecting improved conditions in the fixed income markets. Investment gains related to DLJ's merchant banking activities increased to $85.6 million as a result of several significant dispositions during the quarter by one of the firm's merchant banking funds.

         RECORD INCOME AND REVENUES FOR NINE MONTHS 1997

         Net income for the first nine months of 1997 totaled $306.9 million, 41 percent greater than the comparable period of 1996 and 5 percent more than DLJ's record net income of $291.3 million for the full year of 1996.

         Primary earnings per share for the nine months ended September 30, 1997 were $4.68, or 38 percent greater than the $3.40 the firm reported for the comparable period of 1996. Average return on equity for the first nine months of 1997 approximated 25.0 percent versus 21.0 percent for the first nine months of 1996.

         Total revenues for the first nine months of 1997 grew 30 percent to a record $3.31 billion. Net revenues, or total revenues minus interest expense, rose 28 percent to a record $2.57 billion.

         Donaldson, Lufkin & Jenrette is a leading integrated investment and merchant bank serving institutional, corporate, government and individual clients. DLJ's businesses include securities underwriting; sales and trading; merchant banking; financial advisory services; investment research; venture capital; correspondent brokerage services; on-line, interactive brokerage services; and asset management. Founded in 1959 and headquartered in New York City, DLJ employs approximately 6,800 people worldwide and maintains offices in 12 cities in the United States and 11 cities in Europe, Latin America, Asia and South Africa. The company's common stock trades on the New York Stock Exchange under the ticker symbol DLJ. For more information on Donaldson, Lufkin & Jenrette, refer to the company's world wide web site at http://www.dlj.com.



             Seven pages of financial statements follow.

             DONALDSON, LUFKIN & JENRETTE, INC. AND SUBSIDIARIES
                CONSOLIDATED SUMMARY OF OPERATIONS (UNAUDITED)
          (in thousands, except per share data and financial ratios)


                           -----------------------------------------------------------------------------------------
                                          QUARTERS ENDED                                 NINE MONTHS ENDED
                                           SEPTEMBER 30,                                  SEPTEMBER 30,
                                   1997                 1996                      1997                  1996
                           -----------------------------------------------------------------------------------------
Revenues:
  Commissions                   $          178,301     $       129,133      $         504,997     $         428,180
  Underwritings                            244,805             129,506                583,269               520,473
  Fees                                     209,703             124,576                532,530               309,319
  Interest-net (1)                         400,413             278,259              1,090,133               760,159
  Principal transactions-net:
    Trading                                134,555              90,719                400,759               365,759
    Investment                              85,587               5,597                149,967               116,723
  Other                                     15,132              13,217                 49,424                37,513
                                        -----------         ----------            -----------          ------------
      Total revenues                     1,268,496             771,007              3,311,079             2,538,126
                                        -----------         ----------            -----------          ------------

Costs and expenses:
  Compensation and benefits                545,493             329,260              1,411,272             1,138,212
  Interest                                 279,287             178,967                744,464               531,483
  Brokerage, clearing, exchange
    fees, and other                         56,409              36,922                166,194               134,615
  Occupancy and equipme                     47,452              39,550                132,757               107,462
  Communications                            16,141              13,169                 45,912                36,982
  Other operating expenses                 135,614              81,139                311,380               231,572
                                       -----------          ----------            -----------           -----------
    Total costs and expense              1,080,396             679,007              2,811,979             2,180,326
                                       -----------          ----------            -----------           -----------

Income before provision for
   income taxes                            188,100              92,000                499,100               357,800
                                       -----------          ----------            -----------           -----------

Provision for income taxes                  67,800              35,900                192,200               139,600
                                       -----------          ----------            -----------           -----------
Net income                      $          120,300     $        56,100      $         306,900     $         218,200
                                       ===========          ==========            ===========           ===========

Dividends on preferred stock    $            2,970     $         4,967      $           9,174     $          14,901
                                       ===========          ==========            ===========           ===========

Earnings applicable to
   common shares                $          117,330     $        51,133      $         297,726     $         203,299
                                       ===========          ==========            ===========           ===========

Earnings per share (2,3):
   Primary                      $             1.80     $          0.86      $            4.68     $            3.40
   Fully diluted                $             1.77     $          0.84      $            4.52     $            3.35
                                       ===========          ==========            ===========           ===========

Weighted average common
   shares (2,3):
   Primary                                  65,214              59,611                 63,604                59,763
   Fully diluted                            66,153              60,614                 65,917                60,616
                                       ===========          ==========            ===========           ===========

                                               4

             DONALDSON, LUFKIN & JENRETTE, INC. AND SUBSIDIARIES
                CONSOLIDATED SUMMARY OF OPERATIONS (UNAUDITED)
          (in thousands, except per share data and financial ratios)


                                         -------------------------------------------------------------------------------
                                                    QUARTERS ENDED                        NINE MONTHS ENDED
                                                     SEPTEMBER 30,                           SEPTEMBER 30,
                                               1997                1996                1997                 1996
                                         -------------------------------------------------------------------------------
BALANCE SHEET DATA AT END OF PERIOD:
  Total assets (estimated)                                                     $       72,000,000     $       54,000,000
                                                                                     ============           ============
  Long-term borrowings (3,4)                                                   $        2,207,069     $        1,294,740
                                                                                     ============           ============
  Preferred stock (5)                                                          $          200,000     $          425,000
                                                                                     ============           ============

  Total stockholders' equity  (3)                                              $        1,963,911     $        1,382,215
                                                                                     ============           ============
  Book value per common share
     outstanding                                                               $            29.85     $            23.65
                                                                                     ============           ============

OTHER FINANCIAL DATA AT END OF PERIOD:
  Ratio of net assets to total stockholders'
     equity (6)                                                                             15.3x                  16.4x
  Ratio of long-term borrowings to total
     capitalization (7)                                                                     50.5%                  41.5%
  Return on average common stockholders'
     equity (8)                               27.7%                 15.1%                   24.9%                  21.0%


(1) Interest-net is net of interest expense to finance U.S. Government and agency instruments of $731.8 million, $544.7 million, $2,097.6 million and $1,536.0 million, respectively.

(2) Primary and fully diluted earnings per common share amounts have been calculated by dividing earnings applicable to common shares (net income less preferred dividends) by the respective weighted average number of common shares and respective common share equivalents outstanding. Common share equivalents include shares of common stock issuable under the Restricted Stock Unit Plan (RSU) and the dilutive effect of options under the Treasury Stock Method. In addition, in calculating fully diluted earnings per common share, common share equivalents also include the dilutive effect of convertible debt using the "if-converted" method.

(3) In August 1997, the Company exercised its option to redeem all the outstanding convertible debentures issued in connection with the acquisition of a London based advisory firm. Such debentures were converted into an aggregate of 685,204 shares of common stock of the Company.

(4) In September 1997, the Company issued $350 million Global Floating Rate Notes from a $1 billion shelf registration statement previously filed by the Company. The notes bear interest at LIBOR + 0.25% and mature on September 18, 2002.

(5) In the third quarter of 1996, the Company and a wholly owned Trust completed an offering from a shelf registration of $200 million of the Trust's 8.42% mandatorily redeemable preferred stock. The preferred stock is redeemable, in whole or in part, at the option of the Company on or after August 31, 2001. The only assets of the Trust are Junior Subordinated Debt Securities of the Company.

      In October 1996, the Company exercised its option under the terms of the $8.83 Cumulative Preferred Stock agreement to exchange all 2.25 million shares outstanding for $225 million in aggregate principal amount of 9.58% Subordinated Exchange Notes due October 15, 2003. The notes are redeemable in whole or in part, at the option of the Company at any time.

(6) Net assets (total assets excluding securities purchased under agreements to resell and securities borrowed) divided by stockholders' equity.

(7) Long-term borrowings and total capitalization (the sum of long-term borrowings, preferred stock, and stockholders' equity) exclude current maturities (one year or less) of long-term borrowings.

(8) Return on average common stockholders' equity is calculated on an annualized basis for periods of less than one full year using a four-point average and is based on earnings applicable to common shares.

(9) In October 1997, the Company acquired London Global Securities, a premier securities lending organization located in London.

             DONALDSON, LUFKIN & JENRETTE, INC. AND SUBSIDIARIES
                    CONSOLIDATED FINANCIAL DATA (UNAUDITED)
                     (in thousands, except per share data)

                                                     ------------------------------------------------------------------------------
                                                                  NINE MONTHS
                                                              ENDED SEPTEMBER 30,                          1997 VS. 1996
                                                          1997                  1996                   $                    %
                                                     ------------------------------------------------------------------------------
Revenues:
  Commissions                                      $         504,997     $         428,180     $         76,817              17.9%
  Underwritings                                              583,269               520,473               62,796              12.1%
  Fees                                                       532,530               309,319              223,211              72.2%
  Interest-net                                             1,090,133               760,159              329,974              43.4%
  Principal transactions-net:
    Trading                                                  400,759               365,759               35,000               9.6%
    Investment                                               149,967               116,723               33,244              28.5%
  Other                                                       49,424                37,513               11,911              31.8%
                                                        ------------           -----------           ----------         ----------

      Total revenues                                       3,311,079             2,538,126              772,953              30.5%
                                                        ------------           -----------           ----------         ----------

Costs and expenses:
  Compensation and benefits                                1,411,272             1,138,212              273,060              24.0%
  Interest                                                   744,464               531,483              212,981              40.1%
  Brokerage, clearing, exchange
    fees, and other                                          166,194               134,615               31,579              23.5%
  Occupancy and equipment                                    132,757               107,462               25,295              23.5%
  Communications                                              45,912                36,982                8,930              24.1%
  Other operating expenses                                   311,380               231,572               79,808              34.5%
                                                        ------------           -----------           ----------         ----------

    Total costs and expenses                               2,811,979             2,180,326              631,653              29.0%
                                                        ------------           -----------           ----------         ----------

Income before provision for
   income taxes                                    $         499,100     $         357,800     $        141,300              39.5%
                                                        ------------           -----------           ----------         ----------

Provision for income taxes                         $         192,200     $         139,600     $         52,600              37.7%
                                                        ------------           -----------           ----------         ----------

Net income                                         $         306,900     $         218,200     $         88,700              40.7%
                                                        ============           ===========           ==========         ==========

Dividends on preferred stock                       $           9,174     $          14,901     $        (5,727)            (38.4)%
                                                        ============           ===========           ==========         ==========

Earnings applicable to
   common shares                                   $         297,726     $         203,299     $         94,427              46.4%
                                                        ============           ===========           ==========         ==========

Earnings per share (2,3):
   Primary                                         $            4.68     $            3.40     $           1.28              37.6%
   Fully diluted                                   $            4.52     $            3.35     $           1.17              34.9%
                                                        ============           ===========           ==========         ==========

Weighted average common shares (2,3):
   Primary                                                    63,604                59,763                3,841               6.4%
   Fully diluted                                              65,917                60,616                5,301               8.7%
                                                        ============           ===========           ==========         ==========



              DONALDSON, LUFKIN & JENRETTE, INC. AND SUBSIDIARIES
                    CONSOLIDATED FINANCIAL DATA (UNAUDITED)
                     (in thousands, except per share data)


                               ---------------------------------------------------------------------------------------------------
                                        3Q97                  2Q97                1Q97              4Q96               3Q96
                               ---------------------------------------------------------------------------------------------------
Revenues:
  Commissions                    $         178,301    $          158,346   $       168,350    $       145,155    $      129,133
  Underwritings                            244,805               164,544           173,920            193,710           129,506
  Fees                                     209,703               176,695           146,132            160,667           124,576
  Interest-net                             400,413               369,992           319,728            314,064           278,259
  Principal transactions-net:
    Trading                                134,555               109,886           156,318             69,623            90,719
    Investment                              85,587                63,533               847             46,252             5,597
  Other                                     15,132                18,184            16,108             23,159            13,217
                                       -----------           -----------         ---------          ---------         ---------
      Total revenues                     1,268,496             1,061,180           981,403            952,630           771,007
                                       -----------           -----------         ---------          ---------         ---------

Interest expense                           279,287               247,006           218,171            201,724           178,967
                                       -----------           -----------         ---------          ---------         ---------

    Net revenues                           989,209               814,174           763,232            750,906           592,040
                                       -----------           -----------         ---------          ---------         ---------

Non-interest expenses:
  Compensation and benefits                545,493               442,330           423,449            400,542           329,260
  Brokerage, clearing, exchange
    fees, and other                         56,409                51,305            58,480             66,677            36,922
  Occupancy and equipment                   47,452                45,335            39,970             51,868            39,550
  Communications                            16,141                15,927            13,844             16,675            13,169
  Other operating expense                  135,614                92,277            83,489             99,144            81,139
                                       -----------           -----------         ---------          ---------         ---------
    Total non-interest expenses            801,109               647,174           619,232            634,906           500,040
                                       -----------           -----------         ---------          ---------         ---------

Income before provision for
   income taxes                            188,100               167,000           144,000            116,000            92,000
                                       -----------           -----------         ---------          ---------         ---------

Provision for income taxes                  67,800                66,800            57,600             42,900            35,900
                                       -----------           -----------         ---------          ---------         ---------

Net income                       $         120,300    $          100,200   $        86,400    $        73,100    $       56,100
                                       ===========           ===========         =========          =========         =========

Dividends on preferred stock     $           2,970    $            2,970   $         3,234    $         3,752    $        4,967
                                       ===========           ===========         =========          =========         =========

Earnings applicable to
   common shares                 $         117,330    $           97,230   $        83,166    $        69,348    $       51,133
                                       ===========           ===========         =========          =========         =========

Earnings per share (2,3):
   Primary                       $            1.80    $             1.54   $          1.35    $          1.15    $         0.86
   Fully diluted                 $            1.77    $             1.49   $          1.35    $          1.14    $         0.84
                                       ===========           ===========         =========          =========         =========

Weighted average common shares (2,3):
   Primary                                  65,214                63,096            61,743             60,351            59,611
   Fully diluted                            66,153                65,185            61,743             60,788            60,614
                                       ===========           ===========         =========          =========         =========



              DONALDSON, LUFKIN & JENRETTE, INC. AND SUBSIDIARIES
                    CONSOLIDATED FINANCIAL DATA (UNAUDITED)


                                   ------------------------------------------------------------------------------
                                    NINE MONTHS ENDED
                                      SEPTEMBER 30,
                                    1997        1996            3Q97     2Q97      1Q97        4Q96        3Q96
                                   ------------------------------------------------------------------------------
Other financial data:

  Net interest profit (in thousands)  $ 345,669  $ 228,676  $ 121,126  $ 122,986  $ 101,557  $ 112,340   $ 99,292

  Compensation and benefits as a
     % of net revenues                    55.0%      56.7%      55.1%      54.3%       55.5%      53.3%     55.6%

  Compensation and benefits as a
     % of pre-tax income before
     compensation & benefits              73.9%      76.1%      74.4%      72.6%       74.6%      77.5%     78.2%

  Non-compensation expenses as a
     % of net revenues                    25.6%      25.4%      25.8%      25.2%       25.7%      31.2%     28.8%

  Income before provision for income
     taxes as a % of net revenues         19.4%      17.8%      19.0%      20.5%       18.9%      15.4%     15.5%

  Net income as a % of net revenues       12.0%      10.9%      12.2%      12.3%       11.3%       9.7%      9.5%

  Return on common equity                 24.9%      21.0%      27.7%      24.7%       22.3%      19.6%     15.1%

  Common shares and RSUs outstanding
      at end of period (in thousands)    59,089     58,440     59,089     58,382      58,377     58,382    58,440

  Book value per common share
       outstanding                     $  29.85    $ 23.65   $  29.85   $  27.82    $  26.26   $  24.79   $ 23.65

  Full-time employees                     6,815      5,706      6,815      6,468       6,046      5,885     5,706



               DONALDSON, LUFKIN & JENRETTE, INC. & SUBSIDIARIES
                    CONSOLIDATED FINANCIAL DATA (UNAUDITED)
                     (in thousands, except per share data)


                                  ------------------------------------------------------------------------------------------
                                                                                                 3Q97            3Q97
                                                                                                  VS              VS
                                       3Q97                2Q97                3Q96              2Q97            3Q96
                                  ------------------------------------------------------------------------------------------
Revenues:
  Commissions                    $         178,301    $      158,346    $       129,133           12.6%            38.1%
  Underwritings                            244,805           164,544            129,506           48.8%            89.0%
  Fees                                     209,703           176,695            124,576           18.7%            68.3%
  Interest-net                             400,413           369,992            278,259            8.2%            43.9%
  Principal transactions-net:
    Trading                                134,555           109,886             90,719           22.4%            48.3%
    Investment                              85,587            63,533              5,597           34.7%             n/m
  Other                                     15,132            18,184             13,217          (16.8)%           14.5%
                                       -----------        -----------         ---------       ---------        ---------
      Total revenues                    1,268,496          1,061,180            771,007           19.5%            64.5%
                                       -----------        -----------         ---------       ---------        ---------

  Interest expense                        279,287            247,006            178,967           13.1%            56.1%
                                       ----------        -----------          ---------       ---------        ---------

     Net revenues                         989,209            814,174            592,040           21.5%            67.1%
                                       ----------        -----------          ---------       ---------        ---------

Non-interest expenses:
  Compensation and benefits               545,493            442,330            329,260           23.3%            65.7%
  Brokerage, clearing, exchange
   fees, and other                         56,409             51,305             36,922            9.9%            52.8%
  Occupancy and equipment                  47,452             45,335             39,550            4.7%            20.0%
  Communications                           16,141             15,927             13,169            1.3%            22.6%
  Other operating expenses                135,614             92,277             81,139           47.0%            67.1%
                                       ----------        -----------          ---------       ---------        ---------

    Total non-interest expenses           801,109            647,174            500,040           23.8%            60.2%
                                       ----------        -----------          ---------       ---------        ---------

Income before provision for
   income taxes                           188,100            167,000             92,000           12.6%           104.5%
                                       ----------        -----------          ---------       ---------        ---------

Provision for income taxes                 67,800             66,800             35,900            1.5%            88.9%
                                       ----------        -----------          ---------       ---------        ---------

Net income                       $         120,300    $      100,200    $        56,100           20.1%           114.4%
                                       ===========       ===========          =========       =========        =========

Preferred stock dividend         $           2,970    $        2,970    $         4,967            0.0%          (40.2)%
                                       ===========       ===========          =========       =========        =========

Earnings applicable to
   common shares                 $         117,330    $       97,230    $        51,133           20.7%           129.5%
                                       ===========       ===========          =========       =========        =========

Earnings per share (2,3):
   Primary                       $            1.80    $         1.54    $          0.86           16.9%           109.3%
   Fully diluted                 $            1.77    $         1.49    $          0.84           18.8%           110.7%
                                       ===========       ===========          =========       =========        =========

Weighted average common
 shares (2,3):
   Primary                                  65,214            63,096             59,611            3.4%             9.4%
   Fully diluted                            66,153            65,185             60,614            1.5%             9.1%
                                       ===========       ===========          =========       =========        =========



              DONALDSON, LUFKIN & JENRETTE, INC. AND SUBSIDIARIES
                    CONSOLIDATED REVENUES AND EXPENSES AS A
                    PERCENTAGE OF NET REVENUES (UNAUDITED)




                                                        --------------------------------------------------------------------
                                                             3Q97          2Q97          1Q97          4Q96         3Q96
                                                        --------------------------------------------------------------------
Revenues:
  Commissions                                                 18.0%         19.4%         22.1%         19.3%         21.8%
  Underwritings                                               24.7%         20.2%         22.8%         25.8%         21.9%
  Fees                                                        21.2%         21.7%         19.1%         21.4%         21.0%
  Interest-net                                                40.5%         45.4%         41.9%         41.8%         47.0%
  Principal transactions-net:
    Trading                                                   13.6%         13.5%         20.5%          9.3%         15.3%
    Investment                                                 8.7%          7.8%          0.1%          6.2%          0.9%
  Other                                                        1.5%          2.2%          2.1%          3.1%          2.2%
                                                            ---------     ---------     ---------     ---------     ---------
      Total revenues                                         128.2%        130.3%        128.6%        126.9%        130.2%
                                                            ---------     ---------     ---------     ---------     ---------

Interest expense                                              28.2%         30.3%         28.6%         26.9%         30.2%
                                                            ---------     ---------     ---------     ---------     ---------

    Net revenues                                             100.0%        100.0%        100.0%        100.0%        100.0%
                                                            ---------     ---------     ---------     ---------     ---------

Non-interest expenses:
  Compensation and benefits                                   55.1%         54.3%         55.5%         53.3%         55.6%
  Brokerage, clearing, exchange
    fees, and other                                            5.7%          6.3%          7.7%          8.9%          6.2%
  Occupancy and equipment                                      4.8%          5.6%          5.2%          6.9%          6.7%
  Communications                                               1.6%          2.0%          1.8%          2.2%          2.2%
  Other operating expenses                                    13.7%         11.3%         10.9%         13.2%         13.7%
                                                            ---------     ---------     ---------     ---------     ---------
    Total non-interest expenses                               81.0%         79.5%         81.1%         84.6%         84.5%
                                                            ---------     ---------     ---------     ---------     ---------

Income before provision for income taxes                      19.0%         20.5%         18.9%         15.4%         15.5%
                                                            ---------     ---------     ---------     ---------     ---------

Provision for income taxes                                     6.9%          8.2%          7.5%          5.7%          6.1%
                                                            ---------     ---------     ---------     ---------     ---------

Net income                                                    12.2%         12.3%         11.3%          9.7%          9.5%
                                                            =========     =========     =========     =========     =========

Dividends on preferred stock                                   0.3%          0.4%          0.4%          0.5%          0.8%
                                                            =========     =========     =========     =========     =========

Earnings applicable to common shares                          11.9%         11.9%         10.9%          9.2%          8.6%
                                                            =========     =========     =========     =========     =========




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